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                                                                    Exhibit 23.2
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                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 1995 included in, and incorporated by reference into, in GenRad, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994.


                                                 /s/  ARTHUR ANDERSEN LLP




Boston, Massachusetts
June 9, 1995